Exhibit 10.20.3

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into as of this 8th day of November, 1999, by and between DMB PROPERTY VENTURES LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), and MESA AIR GROUP, INC., a Nevada corporation (“Tenant”).

1.	Recitals

1.1

Landlord and Tenant entered into a Lease Agreement Dated October 16, 1998, as amended by the First Amendment to Lease dated March 9, 1999, wherein Landlord leased to Tenant 21,003 rentable square feet of space known as Suite 700 on the 7th floor at 410 N. 44th Street, Phoenix, Arizona (the “Premises”). The Lease Agreement, as amended, is hereinafter referred to as the “Lease”.

1.2

By this Second Amendment, the parties desire to further amend the Lease by adding 3,116 rentable square feet to the definition of the Premises, known as Suite 175 (“Suite 175”) on the 1st floor, as further described on Exhibit “B-2” attached hereto, and by this reference incorporated herein, on the terms and conditions hereafter set forth.

1.3	Except as specifically defined in this Second Amendment, all capitalized terms shall have the same meaning as set forth in the Lease.

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, state, confirm, and agree as follows:

2.	Agreement

2.1	The terms of this Second Amendment shall become effective on November 15, 1999.

2.2	The total rentable area of the Premises shall be increased by 3,116 rentable square feet. The total rentable area of the Premises is 24,119 rentable square feet.

2.3	The Base Rent referenced in Paragraph 2(a) of the Lease shall be amended to include the following:

Suite 175 – 3,116 rentable square feet
11/15/99 - 10/18/01	$68,552.04 annually	$5,712.67 monthly
10/19/01 - 10/18/05	$77,900.00 annually	$6,491.67 monthly
10/19/05 - 10/18/08	$84,132.00 annually	$7,011.00 monthly

2.4	With respect to Suite 175, Tenant’s Proportionate Share of Operating Costs, Real Property Taxes and Utilities referenced in Paragraph 7 of the Lease shall be as follows:

Tenant’s Proportionate Share: 1.44% of Building operating expenses.

2.5	With respect to Suite 175, the Expense Stop referenced in Paragraph 7 of the Lease shall be equivalent to the actual operating expenses incurred in the calendar year 1999.

2.6	Upon execution of this Second Amendment, Landlord will, at its sole cost and expense, shampoo the carpet, and repair and paint the holes in existing walls.

SECOND AMENDMENT TO LEASE, PAGE 2

TO LEASE DATED OCTOBER 16, 1998

DMB PROPERTY VENTURES LIMITED PARTNERSHIP (“LANDLORD”)

MESA AIR GROUP, INC. (“TENANT”)

2.7	Article 6, Parking and Common Use Areas, of the Lease shall be amended to include the following:

“With respect to Suite 175, Landlord will provide the following parking spaces for Tenant’s use:

Three (3) covered reserved spaces free of charge for the Lease Term, Six (6) covered unreserved spaces free of charge until October 18, 2001, and at $30.00 per space per month beginning October 19, 2001, and Three (3) uncovered, unreserved spaces free of charge for the Lease Term.”

2.8

Option to Terminate. Notwithstanding anything to the contrary in this Lease, and provided Tenant is not then in default, Tenant shall have the option to terminate this Lease with respect to Suite 175 only, at any time, by providing Landlord with six (6) months prior written notice of its election to do so, which notice shall be irrevocable.

2.9	As amended herein, all of the terms and conditions of the Lease are hereby ratified and confirmed in their entirety.

IN WITNESS WHEREOF, the parties, have executed this Second Amendment as of the date first written above.

DMB PROPERTY VENTURES LIMITED PARTNERSHIP,
a Delaware limited partnership,

By DMB G.P., an Arizona corporation

By	/s/ James C. Hoselton
James C. Hoselton
Its Vice President

MESA AIR GROUP, INC.
A Nevada corporation

By	/s/ Jonathan Ornstein
Jonathan Ornstein
Its: CEO

EXHIBIT “B-2”

SUITE 175 PREMISES

SUITE 175
3,116 RSF

CONFERENCE
04
2
RECEPTION
01
OPEN
OFFICE
03
VCT. CPT.
VCT. CPT.
SERVICE
02
2
SHIPPING
07
3
2
TELEPHONE/
STORAGE
06
MAIL RM
05